UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 5, 2020

ReWalk Robotics Ltd.
(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel		2069203
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value NIS 0.25	RWLK	Nasdaq Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 5.08 Shareholder Director Nominations.

The information in Item 8.01 below is incorporated by reference into this Item 5.08.

Item 8.01 Other Information.

The board of directors of ReWalk Robotics Ltd. (the “Company”, “we” or “us”) has set the date of our 2020 Annual Meeting of Shareholders as June 18, 2020. Because this date is more than 30 days following the anniversary of the 2019 Annual Meeting of Shareholders, updated deadlines apply for submission of shareholder proposals to be considered for inclusion in our proxy materials for the 2020 Annual Meeting of Shareholders.

Shareholders who wish to have a proposal considered for inclusion in the Company’s proxy materials for the 2020 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the 1934 Act, as amended (“Rule 14a-8”), must ensure that such proposal is received on or before May 10, 2020 at our principal executive offices located at ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, P.O.B. 161, Yokneam Ilit 20692, Israel, Attention: Chief Financial Officer. We have determined this to be a reasonable deadline for submission of shareholder proposals before we begin to print and mail our definitive proxy materials for the 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”). This effectively extends the deadline disclosed in our definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission in connection with the 2019 Annual Meeting of Shareholders.

In accordance with the requirements of Israeli law and our Articles of Association, shareholders who wish to bring business before the 2020 Annual Meeting of Shareholders other than pursuant to Rule 14a-8, including director nominations, must ensure that written notice of such proposal is received at ReWalk Robotics Ltd., 3 Hatnufa Street, Floor 6, P.O.B. 161, Yokneam Ilit 20692, Israel, Attention: Chief Financial Officer on or before May 12, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name: Ori Gon
Title: Chief Financial Officer

Dated: May 5, 2020